IMPRIMIS PHARMACEUTICALS
NASDAQ: IMMY

MARK L. BAUM, CEO

JANUARY 2015

imprimis PHARMACEUTICALS

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; the Company's ability to enter into strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of its formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn, and raise additional funds when necessary; risks related to research and development activities; the projected size of the potential market for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

INTRODUCTION

imprimis PHARMACEUTICALS

ELEPHANT IN THE ROOM


Forbes
MEET
BIG BROTHER

Of 220 drugs approved over the past decade for publicly traded companies, the companies that invented 3 or more medicines spent an average $4.3 billion in R&D per drug. *September 2013*


ZERO
TO
ONE
NOTES ON STARTUPS, OR
HOW TO BUILD THE FUTURE
Peter Thiel

"*Eroom's law* – that's Moore's law backward – observes that the number of new drugs approved per billion dollars spent on R&D has halved every nine years since 1950."

FDA

"The [biotech] business model is basically falling apart … when the scientific possibilities are unbelievable … The FDA has become too 'risk-averse' at a time when [the pharmaceutical industry] is moving forward like never before."

Dr. Andrew von Eschenbach, Former FDA Commissioner 2007-09
(Tufts University, 8/25/14)

imprimis
PHARMACEUTICALS

VISION

To deliver customized and other novel medicines to physicians and patients TODAY at accessible prices.

INTRODUCTION

- We sell high quality compounded drugs made by and distributed from Imprimis-owned pharmacies
- We focus on proprietary formulations, but we also sell related higher margin non-proprietary products
- We are focused in ophthalmology and urology
- Our disruptive ophthalmology brands and formulations are rapidly taking market share, particularly in the cataract surgery market
- We are launching our urology business during 2015, led by our patented formulation for interstitial cystitis

OPHTHALMOLOGY BUSINESS

- DROPLESS THERAPY™
- LESSDROPS™

imprimis PHARMACEUTICALS

OCULAR SURGERY MARKET



In Need of a Solution

- Standard of care for most procedures is self-administered steroid, NSAID and antibiotic eye drop therapy
- $1B+ is spent on eye drops in the US alone
- Eye drops create significant patient compliance issues; high costs to patients; and increased staff time for patient counseling
- Physicians and patients are dissatisfied with their current choices

How do you reduce reliance on eye drops?

imprimis PHARMACEUTICALS

CORE TECHNOLOGY


Triamcinolone
Moxifloxacin HCl
(15/1)mg/mL Sterile
Triamcinolone-Moxi
(15/1)mg/mL Sterile

Our solubilizing technology allows active drugs to mix and become usable as an injection or as a combination eye drop

Without our technology, large, irregular un-usable clumps of active drugs persist

DROPLESS THERAPY™

- Our Tri-Moxi and Tri-Moxi-Vanc patent-pending compounded antibiotic and steroid formulations are available in single, *injectable* intraocular doses for administration during ocular surgery, primarily cataract surgery
- Dropless Therapy™ benefits include:
  - Simplifying the post-operative process and providing safeguards against bacterial infection and inflammation
  - Reducing dependence on expensive, complicated, topical post-operative eye drop therapy
  - Virtually eliminating patient non-compliance issues
  - Decreasing staff time required for patient counseling

THE OLD PATIENT JOURNEY



Cataract Patient Profile

80 years old

Arthritic hands + Scoliosis

Lives alone + Fixed income

→



Patient Surgery Scheduled

MD writes prescriptions for topical non-steroidal, anti-inflammatory & antibiotic drops

→



Day of Surgery

Patient shows up with QID generic drops

Cannot afford the prescribed QD and BID drops (~$400) or pharmacy switched based on insurance plan requirements

↓



2 Weeks Post-Operative

Difficulty administering drops

Confusion on drop regimen

Runs out and no refills available

→



Patient Experience

Calls office REPEATEDLY, confused and asking for help

MD questions efficacy of medications due to compliance issues

Increased risk of endophthalmitis and inflammation

→



imprimis PHARMACEUTICALS

GO DROP LESS™

PATIENT JOURNEY



Cataract Patient Profile

80 years old

Arthritic hands + Scoliosis

Lives alone + Fixed income

→



Surgery Scheduled

No pre- or post- operative drops prescribed

Informed about Dropless Therapy

→



Day of Surgery

Patient is given compounded anti-inflammatory and anti-infective medication, injected intravitreally at the end of the cataract case intended to last the duration of the postoperative period

↓



1 Week Post-Operative

Eye looks quiet

No infection

No inflammation

→



1 Month Post-Operative

Patient happy with outcome

MD not concerned about compliance issues

Minimized risk of endophthalmitis and inflammation

→



imprimis PHARMACEUTICALS

GO DROPLESS™ CAMPAIGN

Since the launch of our Go Dropless campaign in April 2014:



- Dropless Therapy™ available in 38 states
- 50,000+ Dropless surgeries
- >200 prescribing MDs and growing weekly
- Opportunities outside US for Dropless Therapy™

- Over 40 trade media references Dropless published in 2014


AccuDrop

- Many companies now designing and marketing disposable Dropless delivery cannulas

POTENTIAL BENEFIT TO MEDICARE

Of the 3.6M Cataract Procedures in the US Annually, ~2.8 Million are for Medicare Recipients

Potential Dropless Therapy™ Savings = $960 Million/Yr.



COST PER THERAPY
TOTAL COST
$482
$125
$1.39B
$430M
Drop Therapy
Dropless Therapy*

*Dropless Therapy Total Cost assumes 5% of patients may need some form of drops.

LESSDROPS™ PLATFORM


PRED-MOX
(1/0.5)%

Tri-Moxi and Pred-Moxi
Combination Eye Drops*

* Additional proprietary combinations planned for 2015

- Lower Cost: Proprietary Tri-Moxi and Pred-Moxi combination eye drop formulations may cost up to 75% less than current eye drop treatment regimens
- Better Compliance: Estimated 50% decrease in drops to be administered by patients, thereby reducing non-compliance issues
- Reimbursement: May be reimbursed by private and public insurance plans

imprimis PHARMACEUTICALS

OCULAR SURGERY MARKET

LASIK AND REFRACTIVE SURGERY

- Over half of Americans require some form of vision correction
- Estimated 43M are candidates for refractive surgery
- More than 35M LASIK procedures have been performed worldwide since approval in 1999
- Over 700,000 LASIK procedures are performed in U.S. annually

CATARACT SURGERY

- More than 24M Americans over age 40 have cataracts
- 3.6M cataract surgeries performed annually in the U.S.
- 4.3M expected in 2017

imprimis PHARMACEUTICALS

2015 INVESTIGATOR STUDIES

Study	State	*n*	Primary Objective/Outcome
Prospective randomized I-I study, single site (IND)	NJ	60 eyes	To evaluate endothelial cell count in patients who receive triamcinolone 15mg/ml, moxifloxacin 1mg/ml, and vancomycin 10mg/ml compounded ophthalmic injection versus triamcinolone and moxifloxacin
Prospective I-I study, multi-site	FL, OH	200 eyes	To evaluate the properties of a proprietary compounded formulation of triamcinolone acetonide, moxifloxacin HCl, and vancomycin injected into the vitreous to prevent infection and reduce inflammation after cataract surgery
Prospective I-I study, multi-site	SC, NY, MN	66 eyes	To assess efficacy of injectable triamcinolone acetonide, moxifloxacin hydrochloride and vancomycin formulation during routine cataract surgery and intraocular (IOL) implantation with/without a topical NSAID compared to standard prophylactic treatment that includes topical use of Moxifloxacin, Ilevro, and Prednisolone acetate 1%

UROLOGY BUSINESS

- HEP-LIDO-A (*DEFEAT IC™*)
- PENTOXIFYLLINE (PEYRONIE'S)

imprimis
PHARMACEUTICALS

ABOUT INTERSTITIAL CYSTITIS

- Estimated 10M US men and women suffer from interstitial cystitis (IC), commonly referred to as painful bladder syndrome (PBS)
- Chronic disease characterized by mild to severe bladder pressure and pain, pelvic pain and pain after sexual intercourse
- Frequent urination (as often as 60 times a day), often of small amounts, throughout the day and night
- Severity, duration, and frequency of symptoms varies, but many suffer from recurring 2-7 day “flares”
- Some leading urologists believe the breakdown of the heparinoid glycosaminoglycan (GAG) layer, an internal protective bladder lining, is primarily responsible for IC symptoms

PATENTED IC/PBS FORMULATION




Urothelium
Bladder
Mucin layer
Blood vessels
Glomerulations

- We own the rights to a patented alkalized heparin and lidocaine formulation (Hep-Lido-A) developed by Lowell Parsons, MD, inventor of Elmiron®, the only FDA-approved drug to treat IC/PBS
- Studies have shown that instillation of Hep-Lido-A provided immediate relief of symptoms associated with IC/PBS
- There is an existing base of prescribers and patients for our formulation, which should provide a base of revenue during the first year of launch
- Imprimis' Hep-Lido-A commercial launch expected during first quarter 2015 together with Imprimis' *Defeat IC™* education campaign.
- Current reimbursement for instillation procedure is up to $150

INJECTABLE PENTOXIFYLLINE



- Our patent-pending injectable pentoxifylline formulation for the treatment of Peyronie's disease (PD) is being studied by a leading group of urologists, with results of this research expected in 2015
- PD is the development of fibrous scar tissue inside the penis causes curvature and painful erections
- Estimated over $1 billion potential U.S. drug market
- 1 in 11 men suffer from PD / 95,000 men diagnosed per year
- Xiaflex® is the only FDA approved treatment for PD, costs $3,300 per injection (x8 injections), and has a challenging AE profile

PHARMACY BUSINESS
- IMPRIMIS*Rx*™

imprimis PHARMACEUTICALS

ImprimisRx™ Business

Imprimis' PCAB®-Accredited Pharmacies

Park Compounding, Irvine, CA
Acquired January 1, 2015
(Est. 2014 revenues nearly $4M)

Pharmacy Creations, Randolph, NJ
Acquired April 1, 2014

- All Rx orders for Imprimis formulations are dispensed at our wholly-owned pharmacies, which also service our R&D needs
- Business model focuses on relationship-building with physicians and patients
- Close customer relationships lead to winning additional business
- Plans to access 503B FDA-registered cGMP outsourcing facility in 2015

CONCLUSION

- Unique capital efficient business model
- Valuable intellectual property
- Rapidly growing Dropless Therapy™ and LessDrops™ ophthalmology franchises
- Urology business poised to accelerate growth
- Pharmacy infrastructure in place to support growth in 2015 and beyond

imprimis PHARMACEUTICALS

COMPANY PROFILE

Trading Symbol: NASDAQ: IMMY

Current Price per Share (1-9-15): $7.90

Market Cap: $73 Million

52-Wk Range: $4.24 - $9.62

Average Daily Trading Volume: 15,000 shares

Number of Employees: 62 Headquarters: San Diego, CA

503A Pharmacies: Randolph, NJ and Irvine, CA

Financial Info:

- No preferred shares or convertible debt; No senior debt
- Cash position - $10.4 million as of 9-30-2014
- 2014 Revenues (through 9-30): $1.1 million

CONTACT US

Imprimis Pharmaceuticals
(NASDAQ: IMMY)

12264 El Camino Real, #350
San Diego, CA 92130
858-704-4040

APPENDIX

DROPLESS CLINICAL PRESENTATIONS

Leading ophthalmologists have conducted clinical studies and presented their findings on Dropless Therapy™ including:

M. Stewart Galloway, MD

- ASCRS 2014, Boston: Intravitreal Placement of Antibiotic/Steroid as a Substitute for Post-operative Drops Following Cataract Surgery.
- AAO 2014, Chicago: Transzonular Steroid/Antibiotic as Cataract Prophylaxis: Retrospective Analysis of 2,300 Patients.

Jeffrey Liegner, MD

- ASCRS 2014, Boston: Intravitreal Antibiotics and Steroid for Dropless Cataract Surgery.
- AAO 2014, Chicago: Intravitreal Steroids and Antibiotics for Dropless Cataract Surgery.

James S. Lewis, MD

- ACOS 2014, Aspen: Dropless Cataract Surgery, Transzonular TriMoxiVanc.
- AAO 2014, Chicago: Macular Edema Following Intravitreal Triamcinolone as an Alternative to Post Cataract Anti-inflammatory Drops.

imprimis PHARMACEUTICALS

TRAINING & EDUCATION

Training Portal Development and Website Relaunch


GO DROP LESS
TECHNIQUE
GENERAL OVERVIEW
PREPARATION
Heart Surgery

Online training portal provides new users with education on injection technique, special cases, and preparation


GO DROP LESS
DROPLESS FORMULATIONS FROM IMPRIMIS
Tri-Moxi
Tri-Moxi-Vanc

GoDropless.com gets a new look and feel, is optimized for mobile/tablet, and splits into patient and physician sites

imprimis PHARMACEUTICALS

PRACTICE MARKETING


Become a Dropless Provider!


Patient Brochures
Digital Assets
Social Media Tips
PR Template
Direct Mailers
GO DROP LESS
MARKETING TOOLKIT

- Promotions for physicians to gain a competitive advantage
- Locator map at www.GoDropless.com with physician locations
- Physician marketing toolkit to spread patient awareness

QUALITY IS PARAMOUNT

	USP <797>	PCAB®	ImprimisRx	Status
STERILITY TESTING	Sterile lots per USP <71>	Comply with USP	All Sterile lots	✓
ENDOTOXIN TESTING	Sterile Injectable lots per USP <85>	Comply with USP	All Sterile Injectable lots	✓
PRE-SHIPMENT QUARANTINE	Not required, but recommended	Comply with USP	14 days for sterility result	✓
ENVIRONMENTAL TESTING	Every 6 months	Every 6 months	Every 3 months	✓
TEST RESULTS INCLUDED WITH ORDER	No requirement	No requirement	Sterility Results Endotoxin Results	✓
BEYOND USE DATING	Literature and experience based Stability Study Recommended	Comply with USP	Literature and experience based Stability Study Data (in progress)	✓
PERSONNEL	Initial Aseptic training Annual Aseptic Evaluation	Comply with USP	Initial Aseptic Training Semi-Annual Evaluations	✓
COMPOUNDING FACILITIES	Aseptic in ISO5 Disinfectant Rotation	Aseptic in ISO5 Disinfectant Rotation	All aseptic in ISO5 Disinfectant Rotation	✓
QA PROGRAM DOCUMENTATION AND POLICIES	Written SOPs • Equipment monitoring/calibration • Compounding filling and labeling • Equipment and supplies • Training of staff • Procedure for handling hazards • Quality assurance program • Record keeping requirements • Recall procedures	Written SOPs • Equipment monitoring/calibration • Compounding filling and labeling • Equipment and supplies • Training of staff • Procedure for handling hazards • Quality assurance program • Record keeping requirements • Recall procedures	Written SOPs • Equipment monitoring/calibration • Compounding filling and labeling • Equipment and supplies • Training of staff • Procedure for handling hazards • Quality assurance program • Record keeping requirements • Recall procedures	✓

*Applies to triamcinolone acetonide, moxifloxacin hydrochloride and vancomycin formulations, compounded by a pharmacist pursuant to a prescription to meet the needs of individual patients.